                                                                    Exhibit 10.3

                                                                  EXECUTION COPY

                           RECEIVABLES SALE AGREEMENT

                          DATED AS OF NOVEMBER 30, 2004

                                      among

                      AFFINIA GROUP INC., as Seller Agent,

                          CERTAIN SUBSIDIARIES THEREOF,
                                   as Sellers

                                       AND

                            AFFINIA RECEIVABLES LLC,
                              as Finance Subsidiary

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I AMOUNTS AND TERMS                                                    1

ARTICLE II REPRESENTATIONS AND WARRANTIES                                      8

     Section 2.1      Representations and Warranties of Seller Parties.........8
     Section 2.2      Representations and Warranties of Finance Subsidiary....11

ARTICLE III CONDITIONS OF PURCHASE                                            12

     Section 3.1      Conditions Precedent to Initial Purchase................12
     Section 3.2      Conditions Precedent to all Purchases by Finance
                        Subsidiary....... ....................................12
     Section 3.3      Conditions Precedent to all Sales by Sellers............12

ARTICLE IV COVENANTS                                                          13

     Section 4.1      Affirmative Covenants of Seller Parties.................13
     Section 4.2      Negative Covenants of Sellers...........................17

ARTICLE V AMORTIZATION EVENTS                                                 18

     Section 5.1      Amortization Events.....................................18
     Section 5.2      Remedies................................................19

ARTICLE VI INDEMNIFICATION                                                    19

     Section 6.1      Indemnities by Sellers..................................19
     Section 6.2      Other Costs and Expenses................................21

ARTICLE VII MISCELLANEOUS                                                     22

     Section 7.1      Waivers and Amendments..................................22
     Section 7.2      Notices.................................................22
     Section 7.3      Protection of Ownership Interests of Finance Subsidiary.22

                                       2

                             Schedules and Exhibits

Schedule A        Definitions
Schedule B        UCC Search; Filing Information; Location of Records
Schedule C        Collection Banks, Collection Accounts and Lockboxes
Schedule D        Documents to be Delivered to the Agent at or before the
                    Initial Purchase
Schedule E        Credit and Collection Policy

Exhibit I         Form of Compliance Certificate
Exhibit II        Form of Subordinated Note
Exhibit III       Form of Stockholder and Subscription Agreement

                                       3

                           RECEIVABLES SALE AGREEMENT

                  THIS RECEIVABLES SALE AGREEMENT, dated as of November 30,
2004, is by and among each of the Sellers listed on the signature pages hereto
(each, a "Seller"), AFFINIA GROUP INC., a Delaware Corporation ("Affinia Group")
in its capacity as agent for the Sellers hereunder (in such capacity, the
"Seller Agent", and together with the Sellers, the "Seller Parties") and AFFINIA
RECEIVABLES LLC, a Delaware limited liability company ("Finance Subsidiary").
Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Schedule A.

                             PRELIMINARY STATEMENTS

     Each of the Sellers now owns, and from time to time hereafter will own,
Receivables. Each Seller wishes to sell and assign to Finance Subsidiary, and
Finance Subsidiary wishes to purchase from each Seller, all of such Seller's right, title and interest in and to such Receivables, together with the Related
Security and Collections with respect thereto.

     Each Seller and Finance Subsidiary intend the transactions contemplated hereby to be true sales of the Receivables from the applicable Seller to Finance
Subsidiary, providing Finance Subsidiary with the full benefits of ownership of the Receivables, and the Sellers and Finance Subsidiary do not intend these transactions to be, or for any purpose to be characterized as, loans from
Finance Subsidiary to any Seller.

     Following the purchase of Receivables from the Sellers, Finance Subsidiary will sell undivided interests therein and in the associated Related Security and
Collections pursuant to that certain Receivables Purchase Agreement dated as of
November 30, 2004 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "Receivables Purchase
Agreement") among Finance Subsidiary, Affinia Group, as Servicer, Park Avenue
Receivables Company LLC ("PARCO"), the financial institutions from time to time party thereto as "Financial Institutions" and JPMorgan Chase Bank, N.A., or any
successor agent appointed pursuant to the terms of the Receivables Purchase
Agreement, as agent for PARCO and such Financial Institutions (in such capacity, the "Agent").

                                   ARTICLE I

                                AMOUNTS AND TERMS

     Section 1.1 Purchase of Receivables.

     (a) Effective on the date hereof, in consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, each Seller hereby sells, assigns, transfers, sets over and otherwise conveys to Finance
Subsidiary, without recourse (except to the extent expressly provided herein), and Finance Subsidiary does hereby purchase from each

Seller, all of each such Seller's right, title and interest in and to all of such Seller's Receivables existing as of the close of business on the Business
Day immediately prior to the date hereof and all of such Seller's Receivables thereafter arising through and including the Amortization Date, together, in each case, with all Related Security relating thereto and all Collections thereof. In accordance with the preceding sentence, on the date hereof Finance
Subsidiary shall acquire all of each Seller's right, title and interest in and to all of such Seller's Receivables existing as of the close of business on the
Business Day immediately prior to the date hereof and thereafter arising through and including the Amortization Date, together with all Related Security relating thereto and all Collections thereof; provided, that, Finance Subsidiary shall be obligated to pay the Purchase Price therefor in accordance with Section 1.2.

     (b) It is the intention of the parties hereto that the Purchase of
Receivables made hereunder shall constitute a "sale of accounts" (as such term is used in Article 9 of the UCC), which sale is absolute and irrevocable and provides Finance Subsidiary with the full benefits of ownership of the
Receivables. Except for the Purchase Price Credits owed pursuant to Section 1.3, the sale of Receivables hereunder is made without recourse to any Seller;
provided, however, that (i) each Seller shall be liable to Finance Subsidiary for all representations, warranties and covenants made by such Seller pursuant hereto, and (ii) such sale does not constitute and is not intended to result in an assumption by Finance Subsidiary or any assignee thereof of any obligation of any Seller or any other Person arising in connection with the Receivables, the related Contracts and/or other Related Security or any other obligations of any
Seller. In view of the intention of the parties hereto that the Purchase of
Receivables made hereunder shall constitute a sale of such Receivables rather than loans secured thereby, each of the Sellers will, on or prior to the date hereof and in accordance with Section 4.1(e)(ii), (i) indicate clearly and unambiguously in its computer files that all Receivables have been or will be conveyed to Finance Subsidiary pursuant to this Agreement and (ii) note in its accounting records that the Receivables have been sold to Finance Subsidiary.
Upon the request of Finance Subsidiary or the Agent (as Finance Subsidiary's
assignee), each Seller will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of Finance Subsidiary's ownership interest in the
Receivables and the Related Security and Collections with respect thereto, or as
Finance Subsidiary or the Agent (as Finance Subsidiary's assignee) may reasonably request.

     Section 1.2 Payment for the Purchase.

     (a) The Purchase Price for each Purchase from a Seller shall be payable in full by Finance Subsidiary to such Seller or its designee on each Purchase Date and shall be paid to such Seller in the manner provided in this Article I;
provided that for purposes of the initial Purchase Date, the Purchase Price for the Receivables existing on such date shall be based on the Receivables of each
Seller existing as of the Cut-Off Date (the "Initial Effective Date Purchase
Price"). On the first Settlement Date occurring after the Closing Date (the
"Initial Settlement Date"), each Seller shall determine the Purchase Price for the Receivables existing on the Closing Date based on the Receivables existing on the Closing Date (the "Actual Effective Date Purchase Price"). If the Initial
Effective Date Purchase Price paid by Finance Subsidiary on the Closing Date is greater than the Actual Effective Date Purchase Price with respect to any
Seller,

such Seller shall pay to Finance Subsidiary an amount equal to such excess on the Initial Settlement Date. If the Initial Effective Date Purchase Price paid by Finance Subsidiary on the Closing Date is less than the Actual Effective Date
Purchase Price with respect to any Seller, Finance Subsidiary shall pay to such
Seller an amount equal to such difference on the Initial Settlement Date by increasing the outstanding principal amount of the Intercompany Note for the account of such Seller in the amount of the difference.

     (b) Upon the fulfillment of the conditions set forth in Article III, the
Purchase Price for Receivables shall be paid or provided for (without duplication) by Finance Subsidiary in the manner provided in Section 1.2(c) on the date of the initial Purchase from the applicable Seller and on each Purchase
Date thereafter until the Amortization Date.

     (c) The Purchase Price for Receivables shall be paid by Finance Subsidiary on each Purchase Date (including the initial Purchase Date) as follows:

         (i) by netting the amount of any Purchase Price Credits then due to
     Finance Subsidiary against such Purchase Price;

         (ii) to the extent available for such purpose (as determined by Finance
     Subsidiary), in cash;

         (iii) on the initial Purchase Price only, by transferring to the relevant Seller a Capital Note (such Capital Note to be valued at par)
     indorsed in favor of such Seller; and

         (iv) by means of an addition to the principal amount of the
     Intercompany Note in an aggregate amount up to the remaining portion of the
     Purchase Price (after subtraction of the amounts paid in accordance with clauses (i), (ii) and (iii) of this subsection (c). Any such addition to the principal amount of the Intercompany Note shall be allocated among the
     Sellers (pro rata according to the aggregate purchase price for the
     Receivables sold by each Seller on such day) by the Seller Agent in accordance with the provisions of this Section 1.2(c)(iii) and Section 1.8.
     The Seller Agent may evidence such additional principal amounts by recording the date and amount thereof on the grid attached to the
     Intercompany Note; provided, however, that the failure to make any such recordation or any error in such grid shall not adversely affect any
     Seller's rights.

     (d) The Seller Agent shall be responsible, in accordance with Section
1.2(a), for allocating among the Sellers the payment of the Purchase Price for
Receivables and any amounts netted therefrom pursuant to Section 1.2(c)(i) or credited to the Seller Agent pursuant to Section 1.2(c)(ii) or in the form of cash to be paid pursuant to Sections 1.2(c)(ii) or in the form of a Capital Note
(if such Capital Note shall be payable to the order of the Seller Agent for the account of the Sellers) in accordance with Section 1.2(c)(iii) or in the form of an addition to the principal amount of the Intercompany Note pursuant to Section
1.2(c)(iv). All amounts payable by Finance Subsidiary in respect of the Purchase
Price of Receivables shall be paid by Finance Subsidiary to an account of the
Seller Agent for allocation by the Seller Agent to the respective Sellers
(ratably in accordance with the portion of such Purchase Price owing to each).
Each of

the Sellers hereby appoints the Seller Agent as its agent for purposes of receiving such payments, making such allocations and taking any other actions hereunder on its behalf and hereby authorizes Finance Subsidiary to make all payments due to such Seller directly to, or as directed by, the Seller Agent.
The Seller Agent hereby accepts and agrees to such appointment. Any such payment by Finance Subsidiary to or at the direction of the Seller Agent shall constitute a full and complete discharge of Finance Subsidiary's liability for the amounts so paid, whether or not the proceeds of such payment are properly distributed by the Seller Agent to the applicable Seller for whose account such payment was made.

     Section 1.3 Purchase Price Credit Adjustments. If on any day:

     (a) the Outstanding Balance of a Receivable is:

         (i) reduced as a result of any defective or rejected goods or services, any discount or any adjustment or otherwise by any applicable Seller (other than cash Collections on account of the Receivables),

         (ii) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or

     (b) any of the representations and warranties set forth in Article II are no longer true with respect to any Receivable,

then, in such event, Finance Subsidiary shall be entitled to a credit (each, a
"Purchase Price Credit") against the Purchase Price otherwise payable hereunder equal to the Outstanding Balance of such Receivable. If the aggregate Purchase
Price Credits in respect of any Seller exceeds the Purchase Price in respect of the Receivables of such Seller payable on any Purchase Date, then such Seller agrees to pay the remaining amount of such Purchase Price Credit to Finance
Subsidiary in cash on or prior to the Settlement Date with respect to the
Settlement Period during which such Purchase Price Credit arises. Simultaneously with the granting or payment of any Purchase Price Credit by any Seller in respect of a Receivable under Section 1.3(b), such Receivable shall immediately and automatically be sold, assigned, transferred and reconveyed (without recourse) by Finance Subsidiary to such Seller without any further action by
Finance Subsidiary or any other Person.

     Section 1.4 Payments and Computations, Etc.

     (a) All amounts to be paid or deposited by Finance Subsidiary hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of the Seller Agent designated from time to time by the Seller Agent or as otherwise directed by the Seller
Agent; provided that to the extent Collections during any Settlement Period that are available to fund the Purchase Price of Receivables sold during such period are less than the full amount of such Purchase Price, the unpaid portion thereof shall be paid or provided for on the related Settlement Date in accordance with
Section 1.4(c). In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any

Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid in full; provided, however, that such Default Fee shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days
(including the first but excluding the last day) elapsed.

     (b) Each Seller hereby agrees that the Seller Agent is authorized to receive amounts due from Finance Subsidiary to such Seller hereunder. All amounts so received shall be applied in the following order of payment during each Settlement Period:

         (i) first, to pay any amounts payable pursuant to 1.2(c)(ii); and

         (ii) second, to make payments of interest on, and then principal of the
     Intercompany Note in accordance with Section 1.8 and the Intercompany Note.

     (c) On each Settlement Date:

         (i) the Seller Agent shall determine the aggregate Purchase Price (the
     "Aggregate Purchase Price") for all Receivables conveyed by the Sellers to
     Finance Subsidiary during the preceding Settlement Period or, in the case of the Amortization Date, during the period from the end of the preceding calendar week to the Amortization Date (each such period, a "Purchase
     Settlement Period"); provided, that the final Purchase Settlement Period shall commence on the day following the most recently ended Purchase
     Settlement Period and shall end on the Amortization Date;

         (ii) if on any Settlement Date, the Aggregate Purchase Price for the
     related Purchase Settlement Period minus the aggregate amount of Purchase
     Price Credits for such Purchase Settlement Period (such difference, the
     "Modified Aggregate Purchase Price") exceeds the amount of cash payments received by the Seller Agent on behalf of the Sellers as provided herein for such Purchase Settlement Period (such amount, the "Cash Payments"), the
     Seller Agent shall, subject to the terms of this Agreement and to the extent it has not already done so, record such excess as an increase in the principal amount outstanding under the Intercompany Note (subject to the limitation set forth in Section 1.8(c)), and if any excess remains after giving effect to the permissable increase in the principal amount of the
     Intercompany Note, the Sellers may declare the Amortization Date to have occurred with respect to all Sellers by delivering notice to that effect to
     Finance Subsidiary and the Agent;

         (iii) if on any Settlement Date, the Cash Payments for the related
     Purchase Settlement Period exceed the Modified Aggregate Purchase Price for such Purchase Settlement Period, the Seller Agent shall, subject to the terms of this Agreement, record the application of that excess, (x) first, to the payment of unpaid and accrued interest on the Intercompany Note, as applicable, (y) second, as a reduction in the principal amount of the
     Intercompany Note, as applicable,

     and, (z) third, cause the Sellers to pay any remaining excess to Finance
     Subsidiary.

     Section 1.5 Transfer of Records.

     (a) In connection with the Purchase of Receivables hereunder, each Seller
Party hereby sells, transfers, assigns and otherwise conveys to Finance
Subsidiary all of such Seller Party's right and title to and interest in the
Records relating to all Receivables sold hereunder, without the need for any further documentation in connection with the Purchase. In connection with such transfer, each Seller Party hereby grants to each of Finance Subsidiary, the
Agent and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by such Seller Party to account for the Receivables, to the extent necessary to administer the
Receivables, whether such software is owned by such Seller Party or is owned by others and used by such Seller Party under license agreements with respect thereto, provided that should the consent of any licensor of such Seller Party to such grant of the license described herein be required, such Seller Party hereby agrees that upon the request of Finance Subsidiary (or the Agent as
Finance Subsidiary's assignee), such Seller Party will use its reasonable efforts to obtain the consent of such third-party licensor. The license granted hereby shall be irrevocable, and shall terminate on the date this Agreement terminates in accordance with its terms.

     (b) The Seller Agent and each Seller (i) shall take such action requested by Finance Subsidiary and/or the Agent (as Finance Subsidiary's assignee), from time to time hereafter, that may be necessary or appropriate to ensure that
Finance Subsidiary and its assigns under the Receivables Purchase Agreement have an enforceable ownership interest in the Records relating to the Receivables purchased from such Seller hereunder, and (ii) shall use its reasonable efforts to ensure that Finance Subsidiary, the Agent and the Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.

     Section 1.6 Characterization. This agreement constitutes a "security agreement" as defined in the UCC that the parties intend provides for the
"security interest" of a buyer of accounts under the UCC. If, notwithstanding the intention of the parties expressed in Section 1.1(b), any sale by any Seller to Finance Subsidiary of Receivables hereunder shall be characterized as a loan by the Sellers to Finance Subsidiary and not a true sale of accounts or such sale shall for any reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement in respect of such loan under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that the sale of Receivables hereunder shall constitute a true sale thereof, each Seller hereby grants to Finance
Subsidiary a security interest in all of such Seller's right, title and interest in, to and under all Receivables now existing and hereafter arising, all
Collections, Related Security and Records with respect thereto, and all proceeds of the foregoing, to secure such loan, which security interest shall be prior to all other Adverse Claims thereto. After the occurrence of an Amortization Event,
Finance Subsidiary and its assigns shall have, in addition to the rights and remedies specified in this Agreement, all other rights and remedies provided to a secured party

after default in a transaction which is a sale of accounts under the UCC and other applicable law, which rights and remedies shall be cumulative.

     Section 1.7 No Repurchase. Except to the extent expressly set forth herein, no Seller shall have any right or obligation under this Agreement, by implication or otherwise, to repurchase from Finance Subsidiary any Receivables or to rescind or otherwise retroactively affect any Purchase of any Receivable after it is sold to Finance Subsidiary hereunder.

     Section 1.8 Intercompany Note.

     (a) On the date of the initial Purchase, Finance Subsidiary shall issue to the Seller Agent, for the account of the Sellers as their respective interests may appear, a note substantially in the form of Exhibit II (as amended, supplemented or otherwise modified from time to time, the "Intercompany Note").
The aggregate principal amount of the Intercompany Note at any time shall be equal to the difference between (i) the aggregate principal amount on the issuance thereof and each addition to the principal amount of the Intercompany
Note with respect to each Seller pursuant to the terms of Section 1.2(c)(iii)
and Section 1.4 as of such time, minus (ii) the aggregate amount of all payments made in respect of the principal of the Intercompany Note as of such time. All payments made in respect of the Intercompany Note shall be allocated, first, to pay accrued and unpaid interest thereon, and second, to pay the outstanding principal amount thereof. Interest on the outstanding principal amount of the
Intercompany Note shall accrue at a rate per annum equal to the Base Rate in effect from time to time from and including the date of issuance to but excluding the day on which it is paid in full and shall, subject to the terms and conditions hereof and thereof, be paid (x) on each Settlement Date with respect to the principal amount of the Intercompany Note outstanding from time to time during the Purchase Settlement Period immediately preceding such
Settlement Date (but only to the extent Finance Subsidiary has funds available to make such payment) and (y) on the maturity date thereof; provided, however, that, to the maximum extent permitted by law, accrued interest on the
Intercompany Note which is not so paid shall be added to the principal amount of the Intercompany Note. Upon receipt of any such payment, the Seller Agent shall distribute such payment to the Sellers ratably based on their respective interests in the Intercompany Note as described in Section 1.8(b). Principal of the Intercompany Note not paid or prepaid pursuant to the terms thereof shall be payable on the maturity date thereof. Notwithstanding anything to the contrary contained in this Agreement, any payments to be made by Finance Subsidiary in respect of the Intercompany Note shall be made solely from funds available to
Finance Subsidiary that are not otherwise required to be applied or set-aside for the payment of any obligations of Finance Subsidiary under the Receivables
Purchase Agreement, shall be non-recourse other than with respect to such funds and shall not constitute a claim against Finance Subsidiary to the extent that insufficient funds exist to make such payment.

     (b) Each addition to the principal amount of the Intercompany Note on any
Purchase Date pursuant to Section 1.2(c) (including on the date of the initial
Purchase hereunder) shall be allocated among the Sellers by the Seller Agent ratably in proportion to the Purchase Price owing to each on such Purchase Date.

     (c) Anything herein to the contrary notwithstanding, Finance Subsidiary may not make any payment of any Purchase Price on any Purchase Date by increasing the aggregate

principal amount of the Intercompany Note outstanding unless the aggregate principal amount of the Intercompany Note outstanding on such Purchase Date
(after giving effect to all repayments thereof on or before such Purchase Date)
would not exceed 25% of the aggregate Outstanding Balance of the Receivables on such Purchase Date.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     Section 2.1 Representations and Warranties of Seller Parties. Each Seller
Party hereby represents and warrants to Finance Subsidiary, as to itself, severally and not jointly, as of the date hereof, and with respect to the representations and warranties set forth in Sections 2.1(a), (b), (c), (d), (e),
(f), (s), and (u), as of the date of each Incremental Purchase, and with respect to the other representations and warranties set forth in this Section 2.1, as of the date such Receivables are purchased hereunder, that:

     (a) Corporate Existence and Power. Such Seller Party (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its assets, to carry on its business as now conducted and as proposed to be conducted and to execute, deliver and perform its obligations under each Transaction Document to which it is a party and (c) except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material
Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

     (b) Power and Authority; Due Authorization Execution and Delivery. The
execution, delivery and performance by such Seller Party of the Transaction
Documents to which it is a party have been duly authorized by all necessary corporate action or other action and, if required, stockholder action. This
Agreement has been duly executed and delivered by such Seller Party and constitutes, and each other Transaction Document to which such Seller Party is to be a party, when executed and delivered by such Seller Party, will constitute, a valid and legally binding obligation of such Seller Party, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     (c) Governmental Approvals, No Conflict. The execution and delivery by such
Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder (i)
do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect security interests created under the Transaction Documents, (ii) do not contravene or violate, as the case may be, its certificate of incorporation or by-laws, or its certificate of formation or limited liability company agreement;
(iii) do not require compliance with any bulk sales act or similar law, (iv)
will not violate any Requirement of Law applicable to any Seller Party except to the extent such violations, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (v) will not violate or result in a

default under any material indenture or other material agreement or instrument binding upon any Seller Party or any of their respective assets, or give rise to a right thereunder to require any payment to be made by any Seller Party or give rise to a right of, or result in, termination, cancellation or acceleration of any material obligation thereunder, and (vi) will not result in the creation or imposition of any Lien on any asset of any Seller Party except Liens created under the Transaction Documents.

     (d) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of such Seller Party's knowledge, threatened, against or affecting such Seller Party, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse
Effect. Such Seller Party is not in default with respect to any order of any court, arbitrator or governmental body.

     (e) Accuracy of Information. All information heretofore furnished by
Affinia Group or any of its Affiliates to Finance Subsidiary (or its assigns)
for purposes of or in connection with this Agreement, any of the other
Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by Affinia Group or any of its
Affiliates to Finance Subsidiary (or its assigns) will be, true and accurate in every material respect on the date such information is stated or certified.

     (f) Use of Proceeds. No proceeds of the Purchase hereunder will be used (i)
for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to
Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

     (g) Good Title. At the time each Receivable of such Seller came into existence, such Seller was the legal and beneficial owner of each such
Receivables and Related Security with respect thereto, free and clear of any
Lien, except as created by the Transaction Documents.

     (h) Perfection. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to, and shall, upon each Purchase, transfer to the Finance Subsidiary (and the Finance Subsidiary shall acquire from the Seller) a valid and perfected first priority ownership interest in each
Receivable that is the subject of such Purchase, together with the Related
Security and Collections with respect thereto, free and clear of any Lien, except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the
Finance Subsidiary's ownership interest in the Receivables, the Related Security and the Collections.

     (i) UCC Search; Filing Information; Location of Records. The name (as it appears in the public records of the relevant jurisdiction of organization), the
Federal tax identification number, the organizational identification number, the type of organization, the jurisdiction of organization, the mailing address and the address of the location of the Records of such Seller Party and Finance
Subsidiary are correctly set forth Schedule B.

     (j) Collections. The names and addresses of all Collection Banks as of the date of this Agreement, together with the account numbers of the Collection
Accounts at each Collection Bank and the post office box number of each Lockbox, are listed on Schedule C.

     (k) Names. Within the last five years, such Seller has not used any corporate names, trade names or assumed names other than that on the signature page of this Agreement.

     (l) Ownership of Finance Subsidiary. Affinia Group owns, directly or indirectly, 100% of membership interests in Finance Subsidiary, free and clear of any Lien except as set forth in the Collateral Agreement.

     (m) Investment and Holding Company Status. Such Seller is not (a) an
"investment company" as defined in, or subject to regulation under, the
Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

     (n) Compliance with Credit and Collection Policy. Such Seller has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any change to such
Credit and Collection Policy, except (i) those changes approved with the prior written consent of the Agent, or (ii) such material changes as to which the
Agent has been notified in accordance with Section 7.1(a)(xii) of the
Receivables Purchase Agreement.

     (o) Good Faith Transfers. The transfers of Receivables by such Seller to
Finance Subsidiary pursuant to this Agreement, and all other transactions between such Seller and Finance Subsidiary, have been and will be made in good faith and without intent to hinder, delay or defraud creditors of such Seller.

     (p) Enforceability of Contracts. Each Contract with respect to each
Receivable is effective to create, and has created, a valid and legally binding obligation of the related Obligor to pay the Outstanding Balance of the
Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     (q) Eligible Receivables. Each Receivable sold by such Seller hereunder and included in the Net Receivables Balance as an Eligible Receivable on the date it came into existence was an Eligible Receivable on such date.

     (r) Amortization Event. No Amortization Event has occurred and is continuing.

     (s) Taxes. Such Seller has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) any Taxes that are being contested in good faith by appropriate proceedings and for which such
Seller has set aside on its books adequate reserves or (b) to the

                                       10

extent that the failure to do so could not reasonably be expected to result in a
Material Adverse Effect.

     (t) Solvency. Immediately after the consummation of the Transactions to occur on the date hereof (a) the fair value of the assets of such Seller, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of such Seller will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c)
such Seller will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, and (d) such Seller will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the date hereof.

     (u) ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a
Material Adverse Effect. The present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans by an amount that could reasonably be expected to result in a Material Adverse Effect.

     Section 2.2 Representations and Warranties of Finance Subsidiary. Finance
Subsidiary represents and warrants as follows:

     (a) Finance Subsidiary is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and is duly qualified in good standing as a foreign limited liability company in each jurisdiction where the failure to be so qualified, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the ability of Finance Subsidiary to perform its obligations hereunder.

     (b) The execution, delivery and performance by Finance Subsidiary of this
Agreement (i) have been duly authorized by all necessary limited liability company action and (ii) will not (A) violate (1) Finance Subsidiary's certificate of formation or limited liability company agreement, (2) any
Requirement of Law applicable to Finance Subsidiary or (3) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which Finance Subsidiary is a party or by which it or any of its property is or may be bound or (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation of a material right or acceleration of any material payment obligations under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (ii)
or this Section 2.2(b), could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Finance Subsidiary to perform its obligations hereunder and (iii) will not result in the creation or imposition of any Lien except Liens created under the Transaction Documents.

                                       11

     (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by Finance Subsidiary of this Agreement, except (i)
such as have been obtained or made and are in full force and effect and (ii) for such authorizations, approvals or actions the failure of which to obtain or take could not reasonably be expected to have a material adverse effect on the ability of Finance Subsidiary to perform its obligations hereunder.

     (d) This Agreement has been duly executed and delivered by Finance
Subsidiary and is the legal, valid and binding obligation of Finance Subsidiary, enforceable in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally, (ii) general principles of equity
(regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

                                  ARTICLE III

                             CONDITIONS OF PURCHASE

     Section 3.1 Conditions Precedent to Initial Purchase. The initial Purchase under this Agreement is subject to the conditions precedent that (a) Finance
Subsidiary shall have received on or before the date of such purchase those documents listed on Schedule D and (b) all of the conditions to the initial purchase under the Receivables Purchase Agreement shall have been satisfied or waived in accordance with the terms thereof.

     Section 3.2 Conditions Precedent to all Purchases by Finance Subsidiary.
Finance Subsidiary's obligation to purchase Receivables on each Purchase Date from a Seller shall be subject to the further conditions precedent that (a) the
Amortization Date shall not have occurred and (b) the representations and warranties set forth in Article II with respect to such Seller that are required to be made on such Purchase Date are true and correct on and as of such date.

     Notwithstanding the foregoing, unless otherwise specified by Finance
Subsidiary (with a copy to the Agent) in a written notice to the Seller Agent, each Purchase from a Seller shall occur automatically on each day prior to the
Amortization Date, with the result that the title to all Receivables of such
Seller shall vest in Finance Subsidiary automatically on the date each such
Receivable arises and without any further action of any kind by Finance
Subsidiary, any Seller or the Seller Agent, whether or not the conditions precedent specified above were in fact satisfied on such date and notwithstanding any delay in making payment of the Purchase Price for such
Receivables (but without impairing Finance Subsidiary's obligation to pay such
Purchase Price in accordance with the terms hereof).

     Section 3.3 Conditions Precedent to all Sales by Sellers. The obligation of each Seller to sell any Receivable generated by it on any date shall be subject to the further condition precedent that on such date no voluntary or involuntary case or proceeding is pending against such Seller or Finance Subsidiary under the Federal Bankruptcy Code.

                                       12

                                   ARTICLE IV

                                    COVENANTS

     Section 4.1 Affirmative Covenants of Seller Parties. Until the date on which this Agreement terminates in accordance with its terms, each Seller Party hereby covenants as set forth below:

     (a) Financial Statements and Other Information. Affinia Group will maintain for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the Finance Subsidiary (or its assigns):

         (i) within 90 days after the end of each of its respective fiscal years, audited consolidated balance sheet and consolidated statements of income, retained earnings, stockholders' equity and cash flows as of the end of and for such fiscal year, and the related notes thereto, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Affinia Group and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

         (ii) within 45 days after the end of each of the first three fiscal quarters of its respective fiscal years, the consolidated balance sheet and consolidated statements of income, retained earnings, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then-elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of
     (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of
     Affinia Group and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

         (iii) within 90 days after the end of its respective fiscal years, the balance sheet and statements of income, retained earnings, stockholders'
     equity and cash flows as of the end of and for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by a Financial Officer of the Affinia Group as presenting fairly in all material respects the financial condition and results of operations of Affinia Group and its consolidated Subsidiaries on a stand-alone basis in accordance with GAAP consistently applied;

         (iv) concurrently with any delivery of financial statements under paragraph (i), (ii) or (iii) above, a certificate of a Financial Officer
     (i) certifying as to whether an Amortization Event has occurred and, if an
     Amortization Event has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, and

                                       13

     (ii) stating whether any change in GAAP or in the application thereof has occurred since November 30, 2004 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

         (v) concurrently with any delivery of financial statements under paragraph (i) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any
     Amortization Event and, if such knowledge has been obtained, describing such Amortization Event (which certificate may be limited to the extent required by accounting rules or guidelines);

         (vi) within 60 days after the commencement of its respective fiscal years, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and consolidated statements of income, stockholders' equity and cash flows as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) of Affinia Group and its consolidated Subsidiaries and, promptly when available, any significant revisions of such budget;

         (vii) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by
     Affinia Group and its consolidated Subsidiaries with the SEC or with any national securities exchange, as applicable;

         (viii) promptly following any request therefore, such other information regarding the operations, business affairs and financial condition of
     Affinia Group and its consolidated Subsidiaries, or compliance with the terms of any Transaction Document, as the Finance Subsidiary (or its
     assigns) may reasonably request;

         (ix) promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person, other than the
     Finance Subsidiary, the Agent or PARCO, copies of the same;

         (x) At least thirty (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection
     Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such change or amendment, and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting the Agent's consent thereto.

     (b) Notices. Notices of Material Events. Affinia Group will notify the
Finance Subsidiary (or its assigns) in writing of any of the following promptly upon learning the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

         (i) the occurrence of each Amortization Event and each Potential
     Amortization Event, by a statement of an Authorized Officer of Affinia
     Group;

                                       14

         (ii) the entry of any judgment or decree against Affinia Group or any of its Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against Affinia Group and its Subsidiaries exceeds
     $5,000,000 and (2) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting Affinia Group or its Subsidiaries that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and
     (3) the entry of any judgment or decree or the institution of any litigation, arbitration proceeding or governmental proceeding against
     Affinia Group or any of its Subsidiaries;

         (iii) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect;

         (iv) the occurrence of the Amortization Date.

         (v) the occurrence of a default or an event of default under any other financing arrangement pursuant to which Affinia Group or any of its
     Subsidiaries is a debtor or an obligor;

         (vi) Any downgrade in the rating of any Indebtedness of Affinia Group or any of its Subsidiaries by Standard & Poor's Ratings Group or by Moody's
     Investors Service, Inc., setting forth the Indebtedness affected and the nature of such change; and

         (vii) the occurrence of any ERISA Event or any fact or circumstance that gives rise to a reasonable expectation that any ERISA Event will occur that, in either case, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the
     Seller Party in an aggregate amount exceeding $5,000,000;

     Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

     (c) Existence; Conduct of Business. Such Seller Party will do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, qualifications, permits, approvals, authorizations, licenses, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business, provided that the foregoing shall not prevent such Seller Party from causing or permitting the expiration, abandonment, impairment or invalidation of any rights, qualifications, permits, approvals, authorizations, licenses, franchises, patents, copyrights, trademarks or tradenames, or from failing to renew, abandoning, impairing or permitting to expire any applications or registrations for any of such item, if, in such
Seller Party's reasonable good faith judgment, such item is no longer material to the conduct of its business.

     (d) Audits. Such Seller Party will furnish to the Finance Subsidiary from time to time such information with respect to it and the Receivables as the
Finance Subsidiary may reasonably request. Such Seller Party will, from time to time during regular business hours as

                                       15

requested by the Finance Subsidiary upon reasonable notice and at the sole cost of the Seller Party, permit the Finance Subsidiary, or its agents or representatives (and shall cause Seller to permit the Finance Subsidiary or its agents or representatives), (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Seller Party relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Seller
Party for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Seller Party's financial condition or the Receivables and the Related Security or any Seller Party's performance under any of the Transaction Documents or any Seller Party's performance under the
Contracts and, in each case, with any of the officers or employees of Seller
Party having knowledge of such matters.

     (e) Books and Records; Inspection and Audit Rights.

         (i) Each Seller Party will keep proper books of record and account in accordance with GAAP, consistently applied, and in accordance with its internal controls. Each Seller Party will permit any representatives designated by the Finance Subsidiary or any Purchaser, upon reasonable prior notice, to visit and inspect its properties during normal business hours, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested (subject to reasonable requirements of confidentiality, including requirements imposed by law or by contract), provided that an officer of each Seller Party may attend any such discussions with such accountants.

         (ii) Each Seller will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). Each Seller will give the
     Finance Subsidiary notice of any material change in the administrative and operating procedures referred to in the previous sentence.

     (f) Compliance with Contracts and Credit and Collection Policy. Such Seller
Party will timely and fully (i) perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables and (ii) comply in all respects with the Credit and
Collection Policy in regard to each Receivable and the related Contract.

     (g) Ownership. Such Seller will take all necessary action to (i) vest legal and equitable title to the Receivables, the Related Security and the Collections
purchased under this Agreement irrevocably in Finance Subsidiary, free and clear of any Liens (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect

                                       16

Finance Subsidiary's interest in such Receivables, Related Security and
Collections and such other action to perfect, protect or more fully evidence the interest of Finance Subsidiary (or its assigns) therein as the Finance
Subsidiary may reasonably request), and (ii) establish and maintain, in favor of the Finance Subsidiary, a valid and perfected first priority security interest in all Receivables, Related Security and Collections to the full extent contemplated herein, free and clear of any Liens.

     (h) Separateness. Each Seller Party acknowledges that the Agent and the
Purchasers are entering into the transactions contemplated by the Receivables
Purchase Agreement in reliance upon Finance Subsidiary's identity as a legal entity that is separate from the Seller Parties and their respective subsidiaries (other than Finance Subsidiary). In furtherance of the foregoing, such Seller Party shall not take any action that is inconsistent with the undertakings of Finance Subsidiary set forth in Section 7.1(k) of the
Receivables Purchase Agreement.

     (i) Collections. Such Seller will instruct all Obligors to remit all payments in respect of the Receivables into a Lockbox (either directly by wire transfer or electronic funds transfer or by check mailed to a Lockbox maintained by the relevant Collection Bank). In the event any payments relating to
Receivables are remitted directly to such Seller, such Seller will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof, and, at all times prior to such remittance, such Seller will hold such payments in trust for the exclusive benefit of the Finance Subsidiary.

     (j) Payment of Taxes. Each Seller will pay its Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b)
such Seller has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. Such Seller will pay when due any taxes payable in connection with the Receivables.

     Section 4.2 Negative Covenants of Sellers. Until the date on which this
Agreement terminates in accordance with its terms, each Seller hereby covenants that:

     (a) Name Change, Offices and Records. Such Seller will not take any action that would cause any financing statement to become "seriously misleading" under
Section 9-507 of the UCC or change its location as specified in Section 9-307 of the UCC unless it shall have: (i) given the Finance Subsidiary at least thirty
(30) days' prior written notice thereof and (ii) delivered to the Finance
Subsidiary all financing statements, instruments and other documents reasonably requested by the Finance Subsidiary in connection with such change or relocation.

     (b) Modifications to Contracts and Credit and Collection Policy. Such
Seller will not make any material change to the Credit and Collection Policy that could adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables without the prior written consent of the Finance Subsidiary. Such Seller will not

                                       17

extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.

     (c) Sales, Liens. Such Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Liens upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related
Security or Collections, or upon or with respect to any Contract under which any
Receivable arises, or assign any right to receive income with respect thereto
(other than, in each case, the creation of the interests therein in favor of the
Finance Subsidiary provided for herein) other than in connection with the sale of Charged-Off Receivables and with respect to Receivables reassigned to such
Seller pursuant to Section 1.3, and such Seller will defend the right, title and interest of the Finance Subsidiary in, to and under any of the foregoing property, against all claims of third parties claiming through or under such
Seller.

     (d) Accounting for Purchase. Except to the extent otherwise required under generally accepted accounting principles, such Seller shall not account for or treat (whether in financial statements or otherwise) the transactions contemplated by this Agreement in any manner other than as a sale and absolute conveyance of Receivables by such Seller to Finance Subsidiary (except that, in accordance with applicable tax principles, each Purchase may be ignored for tax reporting purposes).

                                   ARTICLE V

                               AMORTIZATION EVENTS

     Section 5.1 Amortization Events. The occurrence of any one or more of the following events shall constitute an Amortization Event:

     (a) Any Seller Party shall fail (i) to make any payment or deposit required hereunder when due and such failure continues for three (3) days, or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph (a)) and such failure shall continue for ten (10) consecutive Business Days.

     (b) Any representation, warranty, certification or statement made by any
Seller Party in this Agreement, any other Transaction Document or in any material respect other document delivered pursuant hereto or thereto shall prove to have been incorrect when made or deemed made other than any breach of a representation relating to a Receivable that has been repurchased pursuant to
Section 1.3.

     (c) A default shall occur in the performance of any term, provision or condition contained in the Senior Credit Agreement causing Indebtedness to become due prior to its stated maturity or declared to be due and payable or required to be prepaid prior to the date of maturity thereof, or a default shall occur in the performance of any term, provision or condition contained in any agreement under which Material Indebtedness (as defined in the Senior Credit
Agreement) was created or is governed, the effect of which is to cause such
Material

                                       18

Indebtedness to become due prior to its stated maturity; or any such Material
Indebtedness of the Servicer shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

     (d) Any Seller Party shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against any Seller Party seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (iii) any Seller Party shall take any corporate action to authorize any of the actions set forth in clauses (i) or (ii) above in this subsection (d).

     (e) One or more final judgments for the payment of money in an aggregate amount in excess of $17,500,000 shall be entered against the Sellers on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

     (f) The "Amortization Date" under and as defined in the Receivables
Purchase Agreement shall occur.

     Section 5.2 Remedies. Upon the occurrence and during the continuation of an
Amortization Event, Finance Subsidiary may take any of the following actions:
(i) declare the Amortization Date to have occurred, whereupon the Amortization
Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Seller Party; provided, however, that upon the occurrence of Amortization Event described in Section
5.1(d), or of an actual or deemed entry of an order for relief with respect to any Seller under the Federal Bankruptcy Code, the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Seller and (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any amounts then due and owing by any Seller to Finance Subsidiary.
The aforementioned rights and remedies shall be in addition to all other rights and remedies of Finance Subsidiary and its assigns available under this
Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC to a secured party that is a buyer of accounts, all of which rights shall be cumulative.

                                   ARTICLE VI

                                 INDEMNIFICATION

     Section 6.1 Indemnities by Sellers. Without limiting any other rights that
Finance Subsidiary may have hereunder or under applicable law, each Seller jointly and severally hereby agrees to indemnify Finance Subsidiary and its assigns, officers, directors, agents and employees (each an "Indemnified Party")
from and against any and all damages,

                                       19

losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of Finance Subsidiary) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by Finance Subsidiary of an interest in the Receivables, excluding, however:

         (i) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

         (ii) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

         (iii) taxes imposed by the jurisdiction in which such Indemnified
     Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party.

     Without limiting the generality of the foregoing indemnification, each
Seller shall indemnify Finance Subsidiary for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to such Seller)
relating to or resulting from:

         (i) any representation or warranty made by such Seller under or in connection with this Agreement or in any report delivered by or on behalf of such Seller pursuant hereto, which shall have been false or incorrect when made or deemed made;

         (ii) the failure by such Seller, to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of such Seller to keep or perform any of its obligations, express or implied, with respect to any Contract;

         (iii) any failure of such Seller to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement;

         (iv) any products liability, personal injury or damage suit, or similar claim arising out of or in connection with goods or services that are furnished pursuant to any Receivable sold by such Seller hereunder or pursuant to the related Contract;

         (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable sold by such Seller hereunder (including, without limitation, a defense based on such

                                       20

     Receivable or the related Contract not being a valid and legally binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

         (vi) the commingling of Collections of Receivables at any time with other funds;

         (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of the Purchase, the ownership of the Receivables or any other investigation, litigation or proceeding relating to any Seller Party in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

         (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

         (ix) any failure to vest and maintain vested in Finance Subsidiary, or to transfer to Finance Subsidiary, legal and equitable title to, and ownership of, and a first priority perfected security interest in the
     Receivables sold by such Seller pursuant hereto, the Related Security and the Collections, free and clear of any Adverse Claim; and

         (x) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any
     Receivable sold by such Seller pursuant hereto, the Related Security and
     Collections with respect thereto, and the proceeds of any thereof, whether at the time of the Purchase or at any subsequent time.

     Section 6.2 Other Costs and Expenses. Each Seller jointly and severally agrees to pay to Finance Subsidiary on demand all reasonable costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including, without limitation, the cost of Finance Subsidiary's auditors auditing the books, records and procedures of the Sellers, reasonable fees and out-of-pocket expenses of legal counsel for Finance Subsidiary with respect thereto and with respect to advising
Finance Subsidiary as to its respective rights and remedies under this
Agreement.

                                       21

                                  ARTICLE VII

                                  MISCELLANEOUS

     Section 7.1 Waivers and Amendments.

     (a) No failure or delay on the part of Finance Subsidiary (or its assigns)
in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

     (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by each Seller, the Seller Agent and Finance
Subsidiary and, to the extent required under the Receivables Purchase Agreement, the Agent and the Financial Institutions or the Required Financial Institutions.

     Section 7.2 Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (iii) if given by any other means, when received at the address specified in this Section 7.2.

     Section 7.3 Protection of Ownership Interests of Finance Subsidiary.

     (a) Each Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that Finance Subsidiary (or its assigns) may reasonably request, to perfect, protect or more fully evidence the rights of Finance Subsidiary in and to the Receivables, or to enable Finance
Subsidiary (or its assigns) to exercise and enforce their rights and remedies hereunder. At any time after the occurrence and during the continuance of an
Amortization Event, Finance Subsidiary (or its assigns) may, at the Sellers'
joint and several cost and expense, direct any Seller to notify the Obligors of
Receivables of the ownership interests of Finance Subsidiary under this
Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to Finance Subsidiary or its designee.

     (b) If any Seller Party fails to perform any of its obligations hereunder,
Finance Subsidiary (or its assigns) may (but shall not be required to) perform, or cause performance of, such obligation, and Finance Subsidiary's (or such assigns') costs and expenses incurred in connection therewith shall be payable by the Seller Parties as provided in Section 6.2. Each Seller irrevocably authorizes Finance Subsidiary (and its assigns) at any time and from time

                                       22

to time in the sole discretion of Finance Subsidiary (or its assigns), and appoints Finance Subsidiary (and its assigns) as its attorney(as)-in-fact, to act on behalf of such Seller (i) to execute on behalf of such Seller as debtor and to file financing statements necessary or desirable in Finance Subsidiary's
(or its assigns') sole discretion to perfect and to maintain the perfection and priority of the interest of Finance Subsidiary in the Receivables and (ii) to
file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as Finance Subsidiary (or its assigns) in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of Finance Subsidiary's interests in the Receivables. This appointment is coupled with an interest and is irrevocable.

     Section 7.4 Confidentiality.

     (a) Each Seller Party shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential proprietary information with respect to the Agent and PARCO and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Seller Party and its officers and employees may disclose such information to such Seller Party's external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.

     (b) Anything herein to the contrary notwithstanding, each Seller Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to Finance Subsidiary, the Agent, the Financial Institutions or PARCO by
each other, (ii) by Finance Subsidiary, the Agent or the Purchasers to any
prospective or actual assignee or participant of any of them or (iii) by the
Agent to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to PARCO or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which JPMorgan Chase Bank, N.A. acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing. In addition, the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings
(whether or not having the force or effect of law).

     Section 7.5 Bankruptcy Petition. Each Seller and the Seller Agent, solely in its capacity as a creditor of the Finance Subsidiary, hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all Aggregate Unpaids, it will not institute against, or join any other
Person in instituting against, Finance Subsidiary any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the
United States.

     Section 7.6 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 7.7 CONSENT TO JURISDICTION. EACH SELLER PARTY HEREBY IRREVOCABLY
SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY

                                       23

UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, , NEW YORK,
IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY
DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AGREEMENT AND EACH
SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION
OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY
WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH
SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN
INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF FINANCE SUBSIDIARY
(OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF
ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY AN SELLER PARTY AGAINST
FINANCE SUBSIDIARY (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY
OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED
WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO
THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

     Section 7.8 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY
JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER
(WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF,
RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY
SELLER PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED
HEREUNDER OR THEREUNDER.

     Section 7.9 Integration; Binding Effect; Survival of Terms.

     (a) This Agreement, the Subordinated Note, the Subscription Agreement and
each Collection Account Agreement contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

     (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Seller Party pursuant to
Article II, (ii) the indemnification and payment provisions of Article VI, and
Section 7.5 shall be continuing and shall survive any termination of this
Agreement.

     Section 7.10 Counterparts; Severability; Section References. This Agreement
may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same
Agreement. Any provisions of this

                                       24

Agreement that are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule"
or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

                                       25

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                              AFFINIA GROUP INC.

                              By: /s/ Thomas Madden
                                  ----------------------------------------------
                                  Name:  Thomas Madden
                                  Title: Chief Financial Officer and Treasurer

                              AFFINIA RECEIVABLES LLC, as Finance Subsidiary

                              By: /s/ Thomas Madden
                                  ----------------------------------------------
                                  Name:  Thomas Madden
                                  Title: Chief Financial Officer and Treasurer

                              BRAKE PARTS INC.
                              KRIZMAN INTERNATIONAL INC.
                              WIX FILTRATION CORP., as Sellers

                              By: /s/ Thomas Madden
                                  ----------------------------------------------
                                  Name:  Thomas Madden
                                  Title: Vice President and Assistant Treasurer

                                       26

                                   SCHEDULE A

                                   DEFINITIONS

     This is Schedule A to the Agreement (as hereinafter defined). As used in the Agreement and the Exhibits, Schedules and Annexes thereto, capitalized terms have the meanings set forth in this Schedule A (such meanings to be equally applicable to the singular and plural forms thereof). If a capitalized term is used in the Agreement, or any Exhibit, Schedule or Annex thereto, and not otherwise defined therein or in this Schedule A, such term shall have the meaning assigned thereto in Schedule A to the Receivables Purchase Agreement.

     All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in
Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

     "Affinia Group" has the meaning set forth in the Preliminary Statements to the Agreement.

     "Agent" has the meaning set forth in the Preliminary Statements to the
Agreement.

     "Agreement" means the Receivables Sale Agreement, dated as of November 30,
2004, among Affinia Group, the Sellers and Finance Subsidiary, as the same may be amended, restated or otherwise modified.

     "Amortization Date" means the earliest to occur of (i) the Stated
Amortization Date, (ii) the Business Day immediately prior to the occurrence of an Amortization Event set forth in Section 5.1(d), (iii) the Business Day specified in a written notice from Finance Subsidiary to the Seller Agent following the occurrence of any other Amortization Event and (iv) the date which is fifteen Business Days after Finance Subsidiary's receipt of written notice from the Seller Agent that it wishes to terminate the facility evidenced by this
Agreement.

     "Amortization Event" has the meaning set forth in Section 5.1 of the
Agreement.

     "Authorized Officer" means, with respect to any Seller Party, its corporate controller or chief financial officer.

     "Base Rate" means a rate per annum equal to the corporate base rate, prime rate or base rate of interest, as applicable, announced by the Reference Bank from time to time, changing when and as such rate changes.

     "Business Day" means any day on which banks are not authorized or required to close in New York, New York.

                                       i

     "Calculation Period" means each calendar month or portion thereof which elapses during the term of the Agreement. The first Calculation Period shall commence on the date of the initial Purchase of Receivables hereunder and the final Calculation Period shall terminate on the Amortization Date.

     "Capital Note" means each promissory note, dated as of November 30, 2004, made by Affinia Group in favor of the Finance Subsidiary.

     "Credit and Collection Policy" means the Seller Parties' credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in Schedule E, as modified from time to time in accordance with the Agreement.

     "Cut-Off Date" means November 12, 2004.

     "Default Fee" means a per annum rate of interest equal to the sum of (i)
the Base Rate, plus (ii) 3% per annum.

     "Dilutions" means, at any time, the aggregate amount of reductions or cancellations described in Section 1.3(a) of the Agreement.

     "Discount Factor" means, as of any Purchase Date, the percentage obtained from the following formula (all determined by Finance Subsidiary as of the related Purchase Date):

     (LR + ACRP + ASFP + AP)

     Where

         LR = the product of (i) 1.1 and (ii) the average Loss-to-Liquidation
     Ratio for the three (3) Calculation Periods immediately preceding such
     Purchase Date;

         ACRP = the "Adjusted Carrying Cost Reserve Percentage", defined as the ratio (expressed as a percentage) obtained by dividing (a) the product of
     (i) the average of the Days Sales Outstanding Ratio for the three (3)
     Calculation Periods immediately preceding such Purchase Date (the "Average
     DSO") and (ii) the Base Rate as of the last day of the preceeding calendar week by (b) 365;

         ASFP = the "Adjusted Servicing Fee Percentage", defined as the ratio
     (expressed as a percentage) obtained by dividing (a) the product of the
     Average DSO times the Servicing Fee, by (b) 360;

         AP= the "Additional Percentage," defined as 0.10%;

provided that (i) none of the elements of the above-referenced formula as applied to any Receivables will be adjusted following the related Purchase Date for such Receivables, (ii) with respect to each Purchase Date that occurs after the last day of a Calculation Period and prior to the related Monthly Report
Date for such Calculation Period, the foregoing amounts shall be computed using the amounts for the three most recent Calculation Periods for which a Monthly

                                       ii

Report has been furnished and (iii) for the initial period from and including the initial Purchase to but excluding the first Monthly Report Date, the
Discount Factor will be [____]%.

     "Excluded Obligor" means AutoZone Inc.

     "Federal Bankruptcy Code" means Title 11 of the United States Code entitled
"Bankruptcy", as amended and any successor statute thereto.

     "Finance Subsidiary" has the meaning set forth in the preamble to the
Agreement.

     "Intercompany Note" has the meaning set forth in Section 1.8(a) of the
Agreement.

     "Loss-to-Liquidation Ratio" means, as at the last day of any calendar month, a percentage equal to (i) the amount of Charged-Off Receivables which became Charged-Off Receivables during such month, divided by (ii) the aggregate amount of Collections during such month.

     "Material Adverse Effect" means a material adverse effect on (i) the financial condition or operations of Affinia Group and its Subsidiaries taken as a whole, (ii) the ability of the Seller Parties to perform their obligations under the Agreement, (iii) the legality, validity or enforceability of the
Agreement, (iv) any of the Seller Parties', Finance Subsidiary's, the Agent's or
any Purchaser's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

     "Net Value" means, as of any date of determination, an amount equal to the sum of (i) the aggregate Outstanding Balance of the Receivables at such time, minus (ii) the sum of (A) the aggregate Capital outstanding at such time, plus
(B) the Aggregate Reserves.

     "Net Worth" means as of the last Business Day of each Calculation Period preceding any date of determination, the excess, if any, of (a) the aggregate
Outstanding Balance of the Receivables at such time, over (b) the sum of (i) the aggregate Capital outstanding at such time, plus (ii) the aggregate outstanding principal balance of the Subordinated Loans (including any Subordinated Loan proposed to be made on the date of determination).

     "Original Balance" means, with respect to any Receivable, the Outstanding
Balance of such Receivable on the date it was purchased by Finance Subsidiary.

     "PARCO" has the meaning set forth in the Preliminary Statements to the
Agreement.

     "Potential Amortization Event" means an event which, with the passage of time or the giving of notice, or both, would constitute an Amortization Event.

     "Purchase" means the purchase under the Agreement by Finance Subsidiary from any applicable Seller of the Receivables, the Related Security and the
Collections related thereto, together with all related rights in connection therewith.

                                      iii

     "Purchase Date" means each day on which a Purchase is made pursuant to
Article I.

     "Purchase Price" means, with respect to any Purchase on any date, the aggregate price to be paid by Finance Subsidiary to the Seller Agent for the account of the Sellers for such Purchase in accordance with Section 1.2 of the
Agreement on such date, which price shall equal (i) the product of (x) the
Original Balance of such Receivables, multiplied by (y) one minus the Discount
Factor then in effect.

     "Purchase Price Credit" has the meaning set forth in Section 1.3 of the
Agreement.

     "Purchaser" means PARCO or a Financial Institution, as applicable.

     "Receivable" means the indebtedness and other obligations owed to any
Seller, (without giving effect to any transfer or conveyance under the
Agreement) or Finance Subsidiary (after giving effect to the transfers under the
Agreement) or certain indebtedness and certain other obligations owed to Dana
Corporation, a Virginia corporation, or certain of its subsidiaries, including without limitation, Brake Parts Inc. a Delaware corporation, and Krizman
International Inc., a Delaware corporation, on the Cut-Off Date (without giving effect to any transfer or conveyance under the Agreement) and purchased by any
Seller Party under the Stock and Asset Purchase Agreement, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale or the rendering of services by any Seller Party or
Dana Corporation, Brake Parts Inc. or Krizman International Inc., on November
30, 2004, including, without limitation, the obligation to pay any Finance
Charges with respect thereto; provided, however, that no obligation of an
Excluded Obligor shall constitute a "Receivable". Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction.

     "Receivables Purchase Agreement" has the meaning set forth in the
Preliminary Statements to the Agreement.

     "Related Security" means, with respect to any Receivable:

         (i) all security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

         (ii) all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such
     Receivable whether pursuant to the Contract related to such Receivable or otherwise,

                                       iv

         (iii) all service contracts and other contracts and agreements associated with such Receivable,

         (iv) all Records related to such Receivable,

         (v) all of any Seller's rights, remedies and indemnities relating to all trade accounts, notes receivable and other receivables purchased under the Stock and Asset Purchase Agreement, and

         (vi) all proceeds of any of the foregoing.

     "Seller" has the meaning set forth in the preamble to the Agreement.

     "Seller Party" has the meaning set forth in the preamble to the Agreement.

     "Stated Amortization Date" means November 30, 2009.

     "Settlement Period" means at any time, the period corresponding to the then applicable Reporting Period.

     "Settlement Date" means, with respect to each Settlement Period, the date on which the report for the corresponding Reporting Period is due pursuant to
Section 8.6 of the Receivables Purchase Agreement.

     "Stock and Asset Purchase Agreement" means Stock and Asset Purchase
Agreement dated as of July 8, 2004, as amended by Amendment No. 1 dated as of
November 1, 2004, by and between Affinia Group and Dana Corporation, a Virginia corporation.

     "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

     "Transaction Documents" means, collectively, this Agreement, the Capital
Notes and the Intercompany Note.

                                       v

                                   SCHEDULE B

               UCC SEARCH; FILING INFORMATION; LOCATION OF RECORDS

                                   SCHEDULE C

                      COLLECTION BANKS, COLLECTION ACCOUNTS
                                  AND LOCKBOXES

--------------------------------------------------------------------------------
          Lockbox                          Related Collection Account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE D

                     DOCUMENTS TO BE DELIVERED TO THE AGENT
                        AT OR BEFORE THE INITIAL PURCHASE

                                   SCHEDULE E

                          CREDIT AND COLLECTION POLICY

                                    Schedule

                                       to

                                INTERCOMPANY NOTE

                         LOANS AND PAYMENTS OF PRINCIPAL



                             Amount of                  Amount of               Unpaid
Date                           Loan                     Principal              Principal           Notation made by
                                                           Paid                 Balance

----------------     --------------------------     -------------------    ------------------     -------------------

----------------     --------------------------     -------------------    ------------------     -------------------

----------------     --------------------------     -------------------    ------------------     -------------------

----------------     --------------------------     -------------------    ------------------     -------------------

----------------     --------------------------     -------------------    ------------------     -------------------

----------------     --------------------------     -------------------    ------------------     -------------------

----------------     --------------------------     -------------------    ------------------     -------------------

----------------     --------------------------     -------------------    ------------------     -------------------

----------------     --------------------------     -------------------    ------------------     -------------------

----------------     --------------------------     -------------------    ------------------     -------------------

----------------     --------------------------     -------------------    ------------------     -------------------

----------------     --------------------------     -------------------    ------------------     -------------------

----------------     --------------------------     -------------------    ------------------     -------------------

----------------     --------------------------     -------------------    ------------------     -------------------

----------------     --------------------------     -------------------    ------------------     -------------------

----------------     --------------------------     -------------------    ------------------     -------------------

----------------     --------------------------     -------------------    ------------------     -------------------

----------------     --------------------------     -------------------    ------------------     -------------------


                                    EXHIBIT I

                        [FORM OF] COMPLIANCE CERTIFICATE

JPMorgan Chase Bank, N.A., as Agent
200 S. Wacker Drive - 5th Floor
Suite IL1-0935
Chicago, IL 60606
Fax: (312) 928-0338

Attention:     Cheryl M. Bell

               Re:  AFFINIA GROUP INC., as Servicer
                    AFFINIA RECEIVABLES LLC, as Finance Subsidiary
                    COMPLIANCE CERTIFICATE

     This Compliance Certificate is furnished pursuant to that certain
Receivables Purchase Agreement dated as of November ___, 2004 among Affinia
Receivables LLC ("Finance Subsidiary"), Affinia Group Inc. (the "Servicer"), the
Purchasers party thereto and JPMorgan Chase Bank, N.A., as agent for such
Purchasers (the "Agreement").

                     THE UNDERSIGNED HEREBY CERTIFIES THAT:

     1. I am the [              ] of Finance Subsidiary.

     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Finance Subsidiary and its Subsidiaries during the accounting period covered by the attached financial statements.

     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an
Amortization Event or Potential Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in paragraph 4 below.

     4. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Finance Subsidiary has taken, is taking, or proposes to take with respect to each such condition or event: _________________

     5. [State whether any change in GAAP or in the application thereof has
occurred since [October   , 2004], and if any such change has occurred, specify
the effect of such change.]

     The foregoing certifications are made and delivered this __ day of
_______,____.

                                      ------------------------------
                                         [Name]

                                   EXHIBIT II

                           [FORM OF]INTERCOMPANY NOTE

                                                              New York, New York
                                                               November 30, 2004

     FOR VALUE RECEIVED, AFFINIA RECEIVABLES LLC, a Delaware limited liability company (the "Maker"), hereby promises to pay to AFFINIA GROUP INC., a Delaware corporation, ("Affinia Group") as agent for the Sellers referred to below (in such capacity, the "Seller Agent"; the "Holder") the principal amount of this
Note, determined as described below, together with interest thereon at a rate per annum equal at all times to the Base Rate then in effect, in each case in lawful money of the United States of America. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the
Receivables Purchase Agreement dated as of November 30, 2004 among the Maker, the Sellers named therein and the Holder (such agreement, as it may from time to time be amended, restated or otherwise modified in accordance with its terms, the "Receivables Purchase Agreement"). This Note is the "Intercompany Note"
referred to in the Receivables Purchase Agreement and is subject to the terms and conditions thereof.

     1. Principal Amount. The aggregate principal amount of this Note at any time shall be equal to the difference between (a) the sum of the aggregate principal amount of this Note on the date of the issuance hereof and each addition to the principal amount of this Note pursuant to the terms of Section
1.2 of the Receivables Purchase Agreement and the next paragraph minus (b) the aggregate amount of all payments made in respect of the principal amount of this
Note, in each case, as recorded on the schedule annexed to and constituting a part of this Note, but failure to so record shall not affect the obligations of the Maker to the Holder.

     2. Payments of Principal and Interest. The entire principal amount of this
Note shall be due and payable one year and one day after the date on which all
Aggregate Unpaids are paid in full or such later date as may be agreed in writing by the Holder and the Maker (the "Maturity Date"). The principal amount of this Note may, at the option of the Maker, be prepaid in whole at any time or in part from time to time. Interest on this Note shall be payable at a rate equal to the Base Rate in effect from time to time and shall be paid in arrears on each Settlement Date, at maturity and thereafter on demand; provided, however, that accrued interest on this Note which is not so paid shall (to the maximum extent permitted by law) be added to the principal amount of this Note.
All payments hereunder shall be made by wire transfer of immediately available funds to such account of the Holder as the Holder may designate in writing.
Notwithstanding any other provisions contained in this Note, in no event shall the rate of interest payable by the Maker under this Note exceed the highest rate of interest permissible under applicable law.

     3. Restrictions on Payment. Notwithstanding anything in this Note or elsewhere to the contrary, the Holder, by its acceptance hereof, hereby acknowledges and agrees that all payments of principal of, and interest on, this
Note shall be made solely out of funds available to the Maker which are not otherwise required to be applied or set-aside for the

                                      B-1

payment of any obligations of the Buyer under the Receivables Transfer
Agreement, shall be non-recourse other than with respect to such funds and shall not constitute a claim against the Maker to the extent that insufficient funds exist to make such payment. Without limiting the generality of the foregoing, no payments may be made by the Maker with respect to this Note at any time (i) that a Termination Event has occurred and is continuing or (ii) during the period between the Termination Date and the date on which all Aggregate Unpaids are paid in full.

     Except as provided in the immediately preceding paragraph, no demand for any payment may be made by the Holder, no payment shall be due from the Maker with respect to this Note and the Holder shall have no claim for any payment under this Note. In the event that, notwithstanding the foregoing provision limiting such payment, the Holder shall receive any payment of principal or interest which is not permitted to be made pursuant to the preceding paragraph, such payment shall be received and held in trust by the Holder for the benefit of, and shall be promptly paid over to, the Administrative Agent under the
Receivables Transfer Agreement. The Holder, by its acceptance hereof, agrees to be so bound.

     The Holder of this Note, by its acceptance hereof, agrees that it will not, in its capacity as a creditor of the Maker, institute against, or join any other
Person in instituting against, the Maker any involuntary proceeding of the type referred to in the definition of "Event of Bankruptcy" in the Receivables
Transfer Agreement so long as there shall not have elapsed one year plus one day since the date on which all Aggregate Unpaids are paid in full.

     The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK.

                                        AFFINIA RECEIVABLES LLC

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                SCHEDULE TO NOTE



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                             Addition to     Amount of Principal     Unpaid Principal
          Date            Principal Amount     Paid or Prepaid            Balance          Notation Made By
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

                                      B-1